U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 17, 1999


                            RETAIL HIGHWAY.COM, INC.
             (Exact name of registrant as specified in its charter)

                       INTERNATIONAL FUEL SOLUTIONS, INC.
                     (Former Name of Small Business Issuer)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


         000-23485                                        98-0177646
         ---------                                        ----------
    (Commission File No.)                               (IRS Employer
                                                       Identification No.)

25 Cavell Ave.
Toronto, Ontario, Canada                                     M4K 1L5
------------------------                                     -------
(Address of principal executive offices)                    (Zip code)

                                   Suite 106
                                1460 Pandosy St.
                           Kelowna, British Columbia
                                 Canada V14 1P3
                                 --------------
                                (Former Address)



Registrant's telephone number, including area code: (416) 469-5341

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Item 1(a). Change in Control of Registrant.

         As a result of the acquisition of Assets described hereinbelow under "Item 2, Acquisition and Disposition of Assets", the percentage of voting securities of the Company now beneficially owned directly or indirectly by the persons who acquired control and the identity of the persons who acquired control are as follows:
                                                          Percent
Name and Address of          Amount and Nature of           of
Beneficial Owner              Beneficial Ownership         Class
----------------              --------------------         -----

Michael Levine(1)                  2,300,000               30.6%
25 Cavell Ave.
Toronto, Ontario, Canada
M4K 1L5

Joseph T. Owens                      200,000                2.7%
430 Penninsula Ave., #1
San Mateo, CA 94401

All Directors                      2,500,000               33.3%
and Officers as a
Group (3 persons)

(1) Includes an aggregate of 450,000 shares held in the names of Mr. Levine's wife and son.

Item 2.  Acquisition and Disposition of Assets.

         Effective April 17, 1999, the Company acquired certain assets owned by Michael Levine, including an electronic commerce web site and the right to the business names, including "Shopshopshopping.com", "Retailhighway.com" and
"Greatestmall on earth.com" (the "Assets"). In exchange for the Assets, the Company issued 2,500,000 shares of its common stock equal to ownership of approximately 33% of its outstanding shares, in exchange for all of the Assets. In addition, the Company's shareholders approved an amendment to the Company's Articles of Incorporation, changing the name of the Company to "Retail Highway.com, Inc."

         Subsequent to the closing of the aforesaid Assets acquisition, the Company's officers and directors resigned and the following persons were appointed to the positions indicated:

                  Name                             Position
                  ----                             --------
         Michael Levine                  CEO, President, Secretary and
                                                   Director
         Joseph Owens                              Director
           Lou Mann                                Director


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Item 7(a) and 7(b). Financial Statements and Pro Forma Financial
Statements

         The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of the Assets and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

Item 7(c).  Exhibits.

         2.4               Purchase and Sale Agreement between the Company and
Michael Levine

         3.4               Certificate of Amendment to Articles of
Incorporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNATIONAL FUEL SOLUTIONS, INC.



                                         By:/s/ Michael Levine
                                            -------------------------
                                            Michael Levine,
                                            President

Dated:  April 30, 1999


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                            RETAIL HIGHWAY.COM, INC.


                                   EXHIBIT 2.4


                       PURCHASE AND SALE AGREEMENT BETWEEN

                                 THE COMPANY AND

                                 MICHAEL LEVINE

                           PURCHASE AND SALE AGREEMENT


         This Agreement, made this day of April, 1999, by and between INTERNATIONAL FUEL SOLUTIONS, INC., a company incorporated pursuant to the laws of the State of Nevada, with its principal place of business located at Suite 106, 1460 Pandosy St., Kelowna, British Columbia, Canada, V14 1P3 (hereinafter referred to as "Purchaser") and MICHAEL LEVINE and/or his assigns, whose address is 25 Cavell Ave., Toronto, Ontario, Canada M4K 1L5 (hereinafter referred to as "Seller"), who hereby agree as follows:

                                 R E C I T A L S

         WHEREAS, Purchaser is a development stage company which has its common stock registered pursuant to Section 12(g) as promulgated under the Securities Exchange Act of 1934, as amended; and

         WHEREAS, the Seller owns good and marketable title to a certain assets, more fully described in Exhibit "A" attached hereto and incorporated herein as if set forth (the "Assets"); and

         WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell the Assets to Purchaser pursuant to the terms and conditions contained herein;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in consideration of the premises and the covenants, agreements, representations, warranties and payments hereinafter contained, the parties hereto covenant and agree as follows:

         1.       PURCHASE AND SALE OF ASSETS.

                  1.01. Purchase. Upon the terms and subject to the conditions hereof, the Seller agrees to sell, assign and transfer to the Purchaser and the Purchaser agrees to purchase from the Seller, all of the Seller's right, title and interest in the Assets. A copy of the applicable Bill of Sale is attached hereto and incorporated herein as Exhibit "B".

         2.       PURCHASE PRICE AND PAYMENT.

                  2.01. Payment. As full and complete payment for the Assets, Purchaser shall cause to be issued to Seller, or its assigns, an aggregate of 2,500,000 shares of Purchaser's common stock, par value $.001 per share, which shares shall be "restricted" shares, as that term is defined under Regulation S promulgated under the Securities Act of 1933, as amended (the "Shares"). Relevant to these Shares, Seller and its assigns agree to execute at closing hereof (as defined hereinbelow) an "Investment Letter" in the

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         form  attached  hereto  as  Exhibit  "C," the  contents  of  which  are incorporated herein as if set forth.

         3.       ASSUMED LIABILITIES AND PAYMENT OF TAXES.

                  3.01. ASSUMPTION OF LIABILITIES. Other than as disclosed herein the Purchaser will not assume any liabilities of the Seller.

                  3.02 PERSONAL PROPERTY TAXES. At such time as the same becomes due and payable, personal property taxes for the year 1999, if any, shall be pro-rated as of the date of Closing. Thereafter, taxes and assessments shall be the obligation of and shall be paid by the Purchaser.

         4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows, with the intent that the Purchaser shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

                  4.01. Authority to Sell. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary action on the part of the Seller and this Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as may be limited by laws of general application affecting the rights of creditors.

                  4.02. Sale Will Not Cause Default. To the best of Seller's information, knowledge and belief, neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will result in any fees, duties, taxes, assessments or other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale, if any.

                  4.03. Assets. The Seller owns and possesses and has a good and marketable title to the Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, whether secured or unsecured and whether arising by reason of statute or otherwise howsoever.

                  4.04. Litigation. There is no litigation or administrative or governmental proceeding or inquiry pending, or to the knowledge of the Seller, threatened against or relating to the Seller or any of the Assets, nor does the Seller know of or have reasonable grounds for believing that there is any basis for any such action, proceeding or inquiry.

                  4.05. Conformity with Laws. The Seller has not sought and obtained any governmental licenses and permits required for the conduct in the ordinary course of the operations of the Seller's business and the uses to which the Assets have been put.

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                  4.06.   Accuracy  of   Representations.   In  respect  to  the
         representations, warranties and covenants of the Seller herein, Seller hereby represents and warrants that there are no untrue statement of a material fact or that Seller has not failed to omit any material facts necessary to make the statements contained therein not misleading and all of the representations and warranties of the Seller shall be true as at and as if made at the time of closing.

                  4.07 REPRESENTATIONS RELATING TO ISSUANCE OF PURCHASER'S COMMON STOCK. Seller hereby represents and warrants to Purchaser as follows:

                           (i) The Common Shares to be acquired by Seller and/or
                  its assigns is solely for their account and for investment and Seller and his assigns have no plan, intention, contract, understanding, agreement or arrangement with any other person to subsequently sell, assign, pledge, hypothecate or otherwise transfer to any person the Shares, or any portion thereof, which assignment shall occur as a matter of law, or except as disclosed to Purchaser by Seller; and

                           (ii) Seller and his assigns  understand  that neither
                  the Shares nor the sale thereof to it has been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. Seller understands that no registration statement has been filed with the United States Securities and Exchange Commission, nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder of the Shares by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. Seller and his assigns understand that they cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection, Seller understands that the Purchaser has advised the Transfer Agent for the Common Shares that the Shares are "restricted" as that term is defined under Regulation S promulgated under the 1933 Act and that they may not be transferred by Seller or its assigns to any person without the prior consent of the Purchaser, which consent of the Purchaser will require an opinion of counsel acceptable to Purchaser to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by Seller must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, Seller acknowledges that a legend to the following effect will be placed upon any and all certificate(s) representing the Shares and that the Transfer Agent has been advised of such facts:

                           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND TRANSFER OF THESE SECURITIES IS PROHIBITED OTHER THAN IN ACCORDANCE WITH REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IF

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                           REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR
                           IF  AN  EXEMPTION  FROM  REGISTRATION  THEREUNDER  IS
                           AVAILABLE,   THE   AVAILABILITY   OF  WHICH  MUST  BE
                           ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                  or such other legend as the Company and its transfer agent may so require. Seller and his assigns understand that the foregoing legend on its certificate for the Shares limits their value, including their value as collateral.

         5. COVENANTS OF THE SELLER.

                  5.01. Conduct of the Business. Until the time of closing, the Seller will use its best efforts to preserve the Assets intact and to preserve for the Purchaser its relationship with its lessors, suppliers, customers and others having business relations with it.

                  5.02. Access by Purchaser. The Seller will give to the Purchaser and Purchaser's counsel, accountants and other representatives full access, during normal business hours throughout the period prior to the time of closing, to all of the properties, books, contracts, commitments and records of the Seller relating to all aspects of the Seller's business relevant to the Assets acquired herein and will furnish to the Purchaser during such period all such information as the Purchaser may reasonably request.

                  5.03. Covenants of Indemnity. The Seller, its successors and assigns, will indemnify and hold harmless the Purchaser from and against:

                           (a) any and all of Seller's liabilities, whether related to the Assets or otherwise, whether accrued, absolute, contingent or otherwise, existing at the time of closing hereof;

                           (b) any and all damage or deficiencies resulting from
                  any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of the Seller under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Purchaser hereunder; and

                           (c) any and all actions, suits, proceedings, demands,
                  assessments, judgments, costs and legal and other expenses incidental to any of the foregoing.

         6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows, with the intent that the Seller shall rely thereon in entering into this Agreement and in concluding the purchase and sale contemplated herein.

                  6.01. Status of Purchaser. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the

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         power  and  capacity  to enter  into this  Agreement  and carry out its terms. Additionally, Purchaser is, as of the date of this Agreement, current in all required reports to be filed with the US Securities and Exchange Commission in conjunction with its status as a Section 12(g) reporting company.

                  6.02. Authority to Purchase. The execution and delivery of this Agreement and the completion of the transaction contemplated hereby has been duly and validly authorized by all necessary corporate action on the part of the Purchaser and this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

                  6.03. Sale Will Not Cause Default. Neither the execution and delivery of this Agreement, nor the completion of the purchase and sale contemplated herein, will:

                           (a) violate any of the terms and provisions of the articles of incorporation or the bylaws of the Purchaser, or any order, decree, statute, bylaw, regulation, covenant, or restriction applicable to the Purchaser; or

                           (b) result in any fees, duties, taxes, assessments or
                  other amounts relating to any of the Assets becoming due or payable other than sales tax payable by Purchaser in connection with the purchase and sale, if any.

                  6.04. Accuracy of Representations. No certificate furnished by or on behalf of the Purchaser to the Seller at the time of closing in respect of the representations, warranties or covenants of the Purchaser herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of the Purchaser shall be true as at and as if made at the time of closing.

                  6.05 Purchaser's Indemnification of Seller. The Purchaser, its successors and assigns, will indemnify and hold harmless the Seller and its shareholders (in the case of Seller's voluntary dissolution or liquidation) from and against any and all damage or deficiencies resulting from any misrepresentation, breach of warranty, non-fulfillment of any covenant on the part of Purchaser under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished to the Seller hereunder.

                  6.06 Purchaser's Capitalization. Purchaser's total authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 50,000,000 shares of Common Stock, par value $0.001 per share. As of the date hereof there are 5,000,000 common shares of the Company issued and outstanding. There are no preferred shares issued or outstanding.


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         7.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  7.01. Seller's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Seller. All representations, warranties, covenants and agreements made by the Seller in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Purchaser and shall continue in full force and effect for the benefit of the Purchaser.

                  7.02. Purchaser's Representations, Warranties and Covenants. All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Purchaser. All representations, warranties, covenants and agreements made by the Purchaser in this Agreement or pursuant hereto shall, unless otherwise expressly stated, survive the time of closing and any investigation at any time made by or on behalf of the Seller and shall continue in full force and effect for the benefit of the Seller.

         8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER. All obligations of the Purchaser under this Agreement are subject to the fulfillment at or prior to the time of closing of the conditions hereinafter enumerated.

                  8.01. Seller's Representations and Warranties. The Seller's representations and warranties contained in this Agreement and in any certificate or document delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

                  8.02. Seller's Covenants. The Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by him prior to or at the time of closing.

         The foregoing conditions are for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or prior to the time of closing by delivering to the Seller a written waiver to that effect signed by the Purchaser.

         9.  CONDITIONS   PRECEDENT  TO  THE  OBLIGATIONS  OF  THE  SELLER.  All
obligations of the Seller under this Agreement are subject to the fulfillment, prior to the time of closing, of the conditions hereinafter enumerated.

                  9.01.   Purchaser's   Representations   and  Warranties.   The
         Purchaser's representations and warranties contained in this Agreement and in any certificate or

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         document  delivered  pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true at an as at the time of closing as if such representations and warranties were made at and as of such time.

                  9.02. Purchaser's Covenants. The Purchaser shall have performed and complied with all covenants, agreement and conditions required by this Agreement to be performed or complied with by it at or prior to the time of closing.

                  9.03. Closing Date. The Agreement shall have closed by April 9, 1999.

         Each of the foregoing conditions are for the exclusive benefit of the Seller and any such condition may be waived in whole or in part by the Seller at or prior to the time of closing by delivering to the Purchaser a waiver to that effect signed by the Seller.

         10.      CLOSING.

                  10.01. Time of Closing. Subject to the terms and conditions hereof, the purchase and sale of the Assets shall be completed at a closing to be held at a time mutually agreeable to the parties, but in no event later than April 9, 1999 ("the time of closing").

                  10.02. Place of Closing. The closing shall take place at the offices of the Purchaser's counsel, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

                  10.03. For Delivery by the Seller. At the closing, or as soon thereafter as practicable, the Seller shall deliver or cause to be delivered to the Purchaser:

                           (a) all deeds of conveyance,  bills of sale, transfer
                  and assignments in form and content satisfactory to the Purchaser's counsel, appropriate to effectively vest a good and marketable title to the Assets in the Purchaser to the extent contemplated by this Agreement and immediately registrable in all places where registration of such instruments is required;

                           (b) an independent  audit of the Assets,  prepared in
                  accordance with generally accepted accounting principles and suitable to allow the Purchaser to file the same with the US Securities and Exchange Commission. It is hereby agreed and acknowledged by the Purchaser that the delivery of the aforesaid audit shall occur within the time parameters permitted by the rules and regulations of the US Securities and Exchange Commission as the same relate to the filing of a Form 8-K or an amendment thereto.


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                  10.04.  For Delivery by the  Purchaser.  At the  closing,  the
         Purchaser shall deliver or cause to be delivered to the Seller the Shares.

                  10.05. Possession. Purchaser shall be entitled to possession of the Assets herein described as of 8:00 a.m. on the day following the Effective Date herein and Seller shall deliver the Assets to Purchaser at said time, provided that Purchaser has fully complied with the terms and conditions contained herein. In the event Seller fails to deliver possession of the Assets to Purchaser in a timely manner, Purchaser shall be entitled to file with a court of competent jurisdiction a motion for declaratory order (or its equivalent), wherein title to the Assets shall be deemed to have been vested in the Purchaser. If such an action is deemed necessary in Purchaser's sole discretion, Seller shall be obligated to tender all costs associated with such action, including but not limited to Purchaser's reasonable attorney fees.

                  10.06 Effective Date. The Effective Date of the transaction contemplated herein shall be the date in which the requirements of Sections 10.03 through 10.05 have been successfully consummated.

         11. FURTHER ASSURANCES. The parties hereto shall execute such further and other documents and do such further and other things as may be necessary to carry out and give effect to the intent of this Agreement.

         12. NOTICES. All notices required or permitted to be given hereunder shall be in writing and personally delivered to the address of the intended recipient set forth on the first page hereof, or at such other address as may from time to time be notified by any of the parties hereto in the manner herein provided.

         13. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties and there are no representations or warranties, express or implied, statutory or otherwise and no agreements collateral hereto other than as expressly set forth or referred to herein.

         14. TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

         15. APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of British Columbia, Canada.

         16. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, heirs and personal representatives.

         17. CAPTIONS. The captions appearing in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement.


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         18.  ATTORNEY  FEES. If a dispute arises between the parties hereto and such dispute can only be resolved by litigation then, in such case, the prevailing party in such litigation shall be entitled to recover all costs of such action, including but not limited to, reasonable attorneys fees.

         19. COUNTERPARTS/FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

         20. MANDATORY ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      INTERNATIONAL FUEL SOLUTIONS, INC.


                                      By: s/Devinder Randhawa
                                         --------------------------------------
                                      Its: President





                                      s/Michael Levine
                                      -----------------------------------------
                                      Michael Levine

                                   EXHIBIT "A"


Assets to be Acquired by International Fuel Solutions, Inc.

All books, records, accounts and revenues relating to an Internet electronic commerce web site which will guide potential buyers to a variety of retailers throughout the world. Specifically included herein is the secure ecommerce solution to completing the purchase online by the consumer. Included in the Assets are the registered tradenames "Shopshopshopping.com", "Retailhighway.com" and "Greatestmallonearth.com".

                                   EXHIBIT "B"

                                  BILL OF SALE

         BILL OF SALE dated April , 1999, from Michael Levine (the "Seller") to International Fuel Solutions, Inc., a Nevada corporation (the "Buyer").

         WITNESSETH, that in consideration of issuance of an aggregate of 2,500,000 shares of Buyer's common stock and other good and valuable consideration, the receipt of which is hereby acknowledged, Seller hereby sells, conveys, transfers and assigns to Buyer, its successors and assigns, to have and hold forever the following property in which Seller has good and marketable title, free and clear of all liens and encumbrances:

         All books, records, accounts and revenues relating to an Internet electronic commerce web site which will guide potential buyers to a variety of retailers throughout the world. Included in the Assets are the registered
tradenames        "Shopshopshopping.com",         "Retailhighway.com"        and
"Greatestmallonearth.com".

         IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be signed in their respective names the day and year first above written.

                                          "SELLER"



                                          s/Michael Levine
                                          -----------------------------------
                                          Michael Levine

                                          "BUYER"

                                          INTERNATIONAL FUEL SOLUTIONS, INC.



                                          By: s/Devinder Randhawa
                                          ------------------------------------
                                                   President

                                   EXHIBIT "C"


                                INVESTMENT LETTER

April      , 1999



International Fuel Solutions, Inc.
Suite 106, 1460 Pandosy St.
Kelowna, British Columbia
Canada V14 1P3

Gentlemen:

         The undersigned herewith subscribes for shares of common stock (the "Shares") of International Fuel Solutions, Inc., a Nevada corporation, ("IFS"), in acceptance of and subject to the terms and conditions of that certain Purchase and Sale Agreement (the "Agreement"), between IFS and Michael Levine, his heirs, personal representatives and assigns ("Levine"), dated April , 1999, wherein Levine did agree to assignment of those certain assets subject to the Agreement, in exchange for 2,500,000 Shares of IFS.

         The undersigned hereby represents, warrants, covenants and agrees with you that, in connection with the undersigned's acceptance of the Shares and as of the date of this letter:

         1. The undersigned is aware that its acceptance of the Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

         2. The undersigned warrants full authority to assign said Assets referred to above and that IFS will acquire a good and unencumbered title thereto.

         3. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

         4. By execution hereof, the undersigned hereby confirms that the IFS Shares to be received in exchange for the assignment of the Assets will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Shares, other than as previously disclosed to IFS.

         5. The undersigned understands that the Shares are being issued pursuant to available exemption thereto and have not been registered under the Shares Act of 1933, as amended (the "1933 Act"), or under any state securities laws. The undersigned understands that no registration statement has been filed with the United States Shares and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as the undersigned by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. I understand that I cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection I understand that IFS has advised the Transfer Agent for the Common Shares that the Shares are "restricted securities" under the 1933 Act and that they may not be transferred by the undersigned to any person without the prior consent of IFS, which consent of IFS will require an opinion of counsel satisfactory to IFS to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be proposed by the undersigned must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, the undersigned acknowledges that a legend to the following effect will be placed upon the certificate representing the Shares and that the Transfer Agent has been advised of such facts:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT OR IF AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         The  undersigned   understands   that  the  foregoing   legend  on  its
certificate for the Shares limits their value, including their value as collateral.

         6. The undersigned represents that it is experienced in evaluation and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

         In Witness Whereof, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: April       , 1999

Very truly yours,



----------------------------
(signature)



----------------------------
(print name in full)



----------------------------
(street address)



----------------------------
(city, state, zip)



----------------------------
(social security number or
 employer identification no.)

                            RETAIL HIGHWAY.COM, INC.


                                   EXHIBIT 3.4


                            CERTIFICATE OF AMENDMENT

                          TO ARTICLES OF INCORPORATION

             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                           (After Issuance of Stock)         Filed by:

                       INTERNATIONAL FUEL SOLUTIONS, INC.
        ----------------------------------------------------------------
                               Name of Corporation

   We the undersigned     Michael Levine                                   and
                      ----------------------------------------------------
                               President or Vice President
  Michael Levine                   of    International Fuel Solutions, Inc.
----------------------------------   -----------------------------------------
 Secretary or Assistant Secretary do hereby certify.

   That the Board of Directors of said corporation at a meeting duly convened,

held on the    7th    day of     April           , 19 99, adopted a resolution
           ----------        -------------------     ---
to amend the original articles as follows:

   Article I is hereby amended to read as follows:

            FILED            The name of this Corporation is:
    IN THE OFFICE OF THE
  SECRETARY OF STATE OF THE             Retail Highway.com, Inc.
      STATE OF NEVADA

        APR 20 1999

      No.  C1569-93
         ---------------
        s/Dean Heller
Dean Heller, Secretary of State

   The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 7,500,000 , that the said change(s) and amendment have been consent to and approved by a majority of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

                                       s/Michael Levine
                                       ---------------------------------------
                                             President or Vice President

                                       s/Michael Levine
                                       ---------------------------------------
                                           Secretary or Assistant Secretary
Province of Ontario        )
            -------------- : ss.
City of Toronto            )
       -------------------

   On   April 13, 1999       , personally appeared before me, a Notary Public,
      -----------------------
        Michael Levine                                      , who acknowledged
-----------------------------------------------------------
that they executed the above instrument.

                                       s/M. Olihts
                                       ---------------------------------------
                                                Signature of Notary

    (Notary Stamp or Seal)